UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2023

VIRIOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 620-8655

(Former name or former address, if changed since last report): Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VIRI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 15, 2023, Virios Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 9,855,223 shares of common stock of the Company, representing 53.76% of the voting power of the shares of common stock of the Company as of the close of business on April 25, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. Proposals 1 and 2, having received the votes required by the Company’s bylaws and applicable law, were declared to be duly adopted at the meeting. Proposal 3 did not receive the required majority vote of the outstanding shares of common stock in person or by proxy at the meeting and thus was not approved. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, withheld or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of Directors.

The following seven nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
Richard Burch	5,389,868	75,963	4,389,392
Abel De La Rosa, Ph.D.	5,397,974	67,857	4,389,392
Greg Duncan	5,400,496	65,335	4,389,392
David Keefer	5,365,971	99,860	4,389,392
William L. Pridgen, M.D.	5,392,906	72,925	4,389,392
John C. Thomas, Jr.	5,397,965	67,866	4,389,392
Richard J. Whitley, M.D.	4,050,497	1,415,334	4,389,392

2. Ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The appointment of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
9,571,787	62,656	220,780	—

3. Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of the outstanding shares of common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio within this range and the effective time of the reverse stock split determined by our Board of Directors in its sole discretion.

The amendment to our Certificate of Incorporation to effect a reverse stock split of the outstanding shares of common stock was not approved by a majority of the shares of common stock outstanding with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
9,011,430	720,787	123,006	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRIOS THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	SVP of Finance and Corporate Secretary
June 20, 2023

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